Generation Capital Associates
                              1085 Riverside Trace
                                Atlanta, GA 30328
                        Tel 404/303-8450 Fax 404/255-2218

                           Regent Energy Corporation.
                            Financing Terms Agreement
                            Dated as of March 1, 2001

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1. Issuer:          Regent Energy Corporation,  a Nevada corporation (fka Vulcan
                    Minerals & Energy, Inc., fka Playa Minerals & Energy, Inc.) (Regent or Company) with its principal office located at:

                               650 North Sam Houston Parkway E., Suite 500
                               Houston, TX 77060
                               Tel 281/931-3800
                               Fax 281/272-2987
                               Email playa@pdq.net

2. Purchaser(s)     Generation  Capital Associates (GCA) and/or other accredited investors (Collectively " Purchaser(s)")

3. Securities:      (a)  Subordinated  Convertible  Notes (Note(s))  convertible into shares of the common stock of Regent (Common Stock or Regent Shares). The Note(s) shall have a maturity date of six months; the unconverted principal balance and any accrued and unpaid interest shall be due and payable in cash on such date. The maturity date of the Note(s) shall be automatically extended for up to twenty-four (24) one-month periods, unless the Purchaser(s) or any subsequent holder, (Holder(s)) notifies the Company in writing not less than ten (10) days prior to any expiration that the Note(s) will not be extended.

                    (b) Warrants - For each $100,000 of note principal Purchaser(s) shall be issued 25,000 warrants ( Warrants) exercisable for five years from the date of issue at the Conversion Price (as defined herein). The Regent Warrants shall be exercisable for cash; however, if the underlying shares (Regent Warrants Shares) may not be sold without restriction pursuant to an effective registration statement with current prospectus available, the exercise may be "cashless," at the option of the warrant holder.

                    (c) In lieu of a document preparation fee of up to $1,300.00 Regent shall issue to GCA up to 130,000 Regent Warrants exercisable for five years from the date of issue: 80,000 Regent Warrants at the closing of the First Traunch and up to 50,000 Regent Warrants at the Closings, if any, of the Second Traunch, in whole or part, at the rate of 10,000 Regent Warrants per $100,000 of note principal.

4. Escrow Agent:    David A.  Rapaport,  General  Counsel of GCA shall  serve as escrow agent (Escrow Agent) in accordance with the terms of the Joint Escrow Instructions attached hereto as Exhibit A.

5. Investment Size: (a) Up to  $1,300,000.  (Purchase  Price) in two  traunches:
                    $800,000 as a First Traunch; and all or any part of $500,000 as a Second Traunch. The Second Traunch may consist of one or more sub-traunches and there may be one or more Second Traunch Closings.

                    (b) The First Traunch shall close on or about March 31, 2001 (First Traunch Closing Date and First Traunch Note) subject to the conditions set forth in Section 17 below.

                    (c) The Second Traunch (or any part of the Second Traunch) shall close as soon as reasonably practicable, at the option of GCA and/or other Purchaser(s), to be exercised in their sole discretion, pursuant to written notice(s) from Purchaser(s) sent to Regent and Escrow Agent, (Second Traunch Notice), not later than ninety (90) days from the First Traunch Closing Date; provided that (i) Regent has provided to GCA a certificate that the representations and warranties in Section 15 are true and correct on and as of any Second Traunch Closing Date (ii) Regent has delivered to GCA an update to any Second Traunch Closing Date of the legal opinion referenced in Section 17(a); (iii) the Registration Statement required by Section 11 has become effective with a current prospectus available at any Second Traunch Closing Date; and (iv) the Regent Shares and Regent Warrants are listed for trading on a national securities exchange or quoted on the NASD OTCBB at the time of any Second Traunch Closing. Purchaser(s) shall have the right, exercisable in their sole discretion, to waive any and all of the above conditions.

                    (d) If within five (5) business days of the giving of a Second Traunch Notice, Regent is not in compliance with the conditions of Section 5(c) so that such Second Traunch Closing is effected, the Purchaser(s) who have sent such Second Traunch Notice shall have ten (10) business days following receipt of written notice from Escrow Agent that Regent has complied with the conditions of Section 5(c) (Second Traunch Closing Notice) to notify Escrow Agent in writing that such Purchaser(s) wish to proceed with such Second Traunch Closing. If Escrow Agent has not received written notice from such Purchaser(s) that it wishes to proceed with such Second Traunch Closing by the tenth (10th) business day following the giving of such Second Traunch Closing Notice, Escrow Agent shall give written notice to Regent that such Second Traunch Closing has been cancelled and shall promptly return any funds being held by Escrow Agent for such Second Traunch Closing to the appropriate Purchaser(s). At any time following such five (5) business day period until the tenth (10th) business day following the sending of a Second Traunch Closing Notice, Purchasers may notify Escrow Agent in writing that they wish to cancel a Second Traunch Closing.

                    (e) GCA and/or other Purchaser(s) shall deposit with Escrow Agent the full amount of any Second Traunch Note(s) within one business day from the giving of any Second Traunch Notice.

6. Placement Agent: Regent and GCA acknowledge  that Bathgate  McColley  Capital
                    Group, LLC has acted as the sole placement agent (Placement Agent) in arranging this transaction and that the Placement Agent shall be compensated solely by Regent in accordance with the terms of a separate agreement between Regent and Placement Agent dated as of the date hereof. [Five per cent of principal of Notes purchased plus 10,000 Regent Warrants for each $100,000 of note principal].

7. Conversion:      (a) The Note(s) issued in each traunch are convertible  into
                    Regent Shares at any time after the closing date of such traunch. The "Effective Date" of each conversion shall be the date set forth on the conversion notice (Conversion
                    Notice), provided such Conversion Notice is received by Escrow Agent and the Company, via U.S. mail, facsimile, overnight courier, or hand delivery no later than the fifth business day after such date.

                    (b) The price at which the Note(s) shall be converted (Conversion Price) is $1.50 per share of Regent Common Stock, subject to reduction as set forth below.

                    (c) The Conversion  Price shall be  proportionately  reduced
                    (but  not   increased)  in  the  event  of  a  stock  split,
                    recapitalization or reorganization of Regent.

                    (d) Regent may force the conversion of all or part of the Note(s) (Mandatory Conversion) on not less than ten (10) nor more than twenty (20) days written notice (Mandatory Conversion Notice) to Purchasers and/or Holder(s) provided that: (i) the closing bid price of Regent common stock for the ninety (90) days immediately preceding the sending of a Mandatory Conversion Notice (Measurement Period) has been at least $4.50: (ii) the Regent common stock and Regent Warrants have been and are quoted on a national securities exchange or the NASD OTCBB continuously from the commencement of the Measurement Period up to and including the date set for any Mandatory Conversion: (iii) the Registration Statement (as defined in Section 11 herein) which provides for the resale of the Regent Shares, Regent Warrants, and Regent Warrants Shares has been and remains effective, with a current prospectus available, from the commencement of the Measurement Period up to and including, the date set for any Mandatory Conversion or, the Regent Shares, Regent Warrants, and Regent Warrants Shares have been and remain eligible for sale under SEC Rule 144 (subject only to Purchaser(s) and/or Holder(s) compliance with the Form 144 filing and manner of sale requirements of such rule) from the commencement of the Measurement Period up to and including the date set for any Mandatory Conversion.

8. Interest:        Interest on the Note(s) shall be payable  monthly in arrears at the rate of six per cent (6%) per annum based on 365 days. The first interest payment on the First Traunch
                    Note(s) shall be April 2, 2001. The first interest payment on the Second Traunch Note(s) (if issued) shall be the first business day of the month following the closing(s) of the Second Traunch, if such day is on or before the 15th day of the month, or the first business day of the second month following the closing(s) of the Second Traunch, if such day is after the 15th day of the month.

9. Subordination:   The payment of the Note(s) shall be  subordinate  in payment to Regent's  Credit  Agreement  dated November 14, 2000 with
                    Bank One, Texas,  National  Association  (Credit  Facility);
                    provided that such subordination shall not prevent payment of the principal and/or interest on the Note(s) so long as there is no material default on the Credit Facility prior to or as a result of any such payment.

10. Securities Act  The Note(s) and the Regent Warrants are being issued without
    Exemption:      registration  under the Securities  Act of 1933  (Securities
                    Act) in reliance on the exemption provided by Section 4 (2) of the Securities Act.

11. Securities Act  (a) Regent shall file a registration statement (Registration
    Registration:   Statement) including the Regent Shares,  Regent Warrants and the Regent  Warrants  Shares  not later than April 30,  2001
                    (Filing Date  Deadline)  and shall use its  reasonable  best efforts to cause such Registration  Statement to be declared
                    effective  with  a  current   prospectus   available  within
                    seventy-six  (76) days of the filing date.  (Effective  Date
                    Deadline).

                    (b) If the Registration Statement is not filed by the Filing Date Deadline and/or is not effective by the Effective Date Deadline, the Conversion Price shall be reduced 5% for the first month or part thereof of any delay, and 3% for each additional month or part thereof of any delay, for a maximum of twenty-four (24) months from the First Traunch Closing Date; provided, however, there shall only be one reduction in the Conversion Price in any such month.

                    (c) Regent shall maintain the effectiveness of the Registration Statement with a current prospectus available until the earlier of 30 days following (i) the latter of two years from the First Traunch Closing or the last Second Traunch Closing, if any, or (ii) sale of all of the Regent Shares, Regent Warrants and Regent Warrants Shares in the public markets.

12. Transfer-       The Note(s),  the Regent Shares, the Regent Warrants and the
    ability:        Regent Warrants  Shares shall be freely  transferable by the
                    Purchaser(s) or any subsequent Holder(s) provided such transfer is in compliance with applicable United States and state securities laws.

13. Limitations:    No  Purchaser(s)  or  Holder(s)  of the  Note(s)  or  Regent
                    Warrants shall be permitted to convert the Note(s) and/or exercise any Regent Warrants to the extent that such conversion or exercise would cause any Holder(s) to be the beneficial owner of more than 5% of the then outstanding
                    Regent Common Stock, at that given time. This limitation shall not be deemed to prevent any Holder(s) from acquiring more than an aggregate of 5% of the Common Stock, so long as such Holder(s) does not beneficially own, or have the right to beneficially own, more than 5% of Regent Common Stock, at any given time.

14. Escrow of       (a)  Purchaser(s)  have deposited the First Traunch Purchase
    Purchase Price, Price with Escrow Agent. Purchaser(s) shall deposit the Common Stock, Second Traunch Closing Price with Escrow Agent concurrently
    Note(s),        with the  sending of written  notice to Regent of its intent
    Regent          to purchase the Second Traunch Warrants and Regent Note(s).
    Warrants and
    Regent Warrant
    Shares:
                    (b) To facilitate the delivery of the Note(s) the Company shall deliver to the Escrow Agent within three (3) business days of the mutual execution of this Financing Terms
                    Agreement, twelve (12) Notes which have been duly executed by the Company but which are blank as to name and address of the Purchaser(s), principal amount and date of issuance
                    (Issue Date).

                    (c) The Escrow Agent shall upon receipt of good funds for the purchase of a Note(s) fill in the name and address of the Purchaser(s), principal amount and Issue Date. The Escrow Agent shall deliver the completed Note(s) to the Purchaser(s) and the escrowed funds together with a copy of the completed Note(s) to the Company. Upon the later of one hundred (100) days from the First Traunch Closing; the issuance of the entire $1,300,000 of Notes; or the date upon which it is finally determined that there will be no further Second Traunch Closings, the Escrow Agent shall return any remaining unissued blank Notes to the Company.

                    (d) To facilitate the delivery of the Regent Warrants, the Company shall deliver to the Escrow Agent within three (3) business days of the mutual execution of this Financing Terms Agreement, twelve (12) Regent Warrants forms which have been duly executed by the Company but which are blank as to number of warrants, name and address of the Purchaser(s) and date of issue.

                    (e) The Escrow Agent shall at the time of the First Traunch Closing and/or the Second Traunch Closings, if any, in whole or part, complete the Regent Warrants forms as set forth in
                    Section 3 (b) and (c) and Section 5. The Escrow Agent shall deliver the completed Regent Warrants forms to the owners thereof with a copy of the completed Regent Warrants forms to the Company. Upon the later of one hundred (100) days from the First Traunch Closing; the issuance of the entire $1,300,000 of Notes; or the date upon which it is finally determined that there will be no further Second Traunch Closings, the Escrow Agent shall return any remaining unissued Regent Warrants forms to the Company.

               (f) To facilitate the delivery of the Regent Shares upon any conversion of the Note(s) in whole or in part or the full or partial exercise of the Regent Warrants, Regent will issue certificates in the name of Escrow Agent (Escrow Shares) for: (i) the maximum number of Regent Shares issuable upon conversion of the Note(s); and (ii) the maximum number of Regent Warrants Shares.

               (g) Regent will deliver to Escrow Agent, at the address listed below certificates without legend in the name of Escrow Agent for such Escrow Shares:

                                       David A. Rapaport, Esq.
                                       333 Sandy Springs Circle, Suite 230
                                       Atlanta, GA 30328
                                       Tel:     404/257-9150
                                       Fax:     404/257-9125
                                       Email: drapaport@hcfmgmt.com


               (h) The Escrow Agent shall, upon receipt of certificates for the Escrow Shares, deposit such shares in his securities brokerage account (Escrow Account) at Deutsche Bank (DB). At the request of DB, Regent will take all necessary actions to cause the Escrow Shares to be transferred promptly into the "street name" of DB's securities depository.

               (i) In the event of the adjustment of the Conversion Price pursuant to Section 11 (b) Regent, upon the written request of any Purchaser(s) and/or Escrow Agent, shall deliver to Escrow Agent certificates for the number of additional Escrow Shares (Additional Escrow Shares) required as a result of such
               Conversion Price adjustment. The failure of the Company to deliver such Additional Escrow Shares within ten days of such demand shall be a material default of the Note(s) and in addition to any other remedies, including without limitation specific performance (to which Holder(s) are hereby entitled), shall entitle each Purchaser or Holder(s) to ten percent (10%) more shares (Late Delivery Shares) for each month or part thereof past ten (10) days from such demand.

               (j) In the event GCA and/or other Purchaser(s) do not send written notice to purchase, any or all of the Second Traunch Note (with applicable funds paid to the Escrow Agent) within ninety
               (90) days following the First Traunch Closing Date, Escrow Agent shall return to Regent the applicable Escrow Shares.

               (k) Upon the earlier of (i) thirty (30) days after the date upon which the last remaining Note(s) has been fully converted into Regent Shares, with interest paid in full; or (ii) the full payment of the remaining principal and interest balance of the Note(s), the Escrow Agent shall return any remaining Escrow Shares to Regent except for Escrow Shares to be held until the earlier of the full exercise of the Regent Warrants or the expiration of the Regent Warrants.

               (l) If at any time the Escrow Agent is required to deliver Escrow Shares that have not been registered or may not be sold under Rule 144, the Escrow Agent shall cause Regent or its transfer agent to place a standard restrictive legend on the certificates for such shares prior to transfer and delivery to Holder(s).

               (m) (i) On the First Traunch Closing Date the Escrow Agent will assign Bank One Money Market Account No. 1596027803 (with a principal balance of $800,000) to Regent; (ii) On the Second Traunch Closing Date(s), the Escrow Agent shall wire the Purchase Price to Regent in accordance with its written instructions and shall continue to hold the Escrow Shares for the benefit of Holder(s).

               (n) Upon the earlier of the full exercise of the Regent Warrants or the expiration of the Regent Warrants, the Escrow Agent shall return any remaining Escrow Shares to Regent.

15. Repre-     Regent  makes  the  following  representations,   warranties  and
    senta-     covenants:
    tions,
    Warranties (a)  Organization,  Good  Standing  and Power.  The  Company is a
    and        corporation  duly  incorporated,  validly  existing  and in  good
    Covenants  standing  under  the  laws of the  State  of  Nevada  and has the
    of Regent  requisite   corporate   power  to  own,  lease  and  operate  its
               properties and assets and to conduct its business as it is now being conducted.

               (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Note(s) and the Regent
               Warrants in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors, stockholders, or any other person is required. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

               (c) Capitalization. Regent represents and warrants that it has 100,000,000 shares of Common Stock authorized; and no more than 15,200,000 shares have been issued and are outstanding (exclusive of the shares of Common Stock and Regent Warrant Shares issuable in accordance with this Agreement); and Regent has no shares of preferred stock authorized and no shares of preferred stock are issued and outstanding; no more than 110,000 shares of Common Stock are reserved for issuance pursuant to stock options at a weighted average of $2.00 per share, 500,000 shares of common stock are reserved for warrants (exclusive of the Regent Warrants), to be issued in conjunction with future financings with an exercise price equal to, or greater than the purchase price of the common stock to be issued in such future financings; provided, however, that as long as Purchaser(s) and/or Holder(s) beneficially own Regent Shares, Regent Warrants, or Regent Warrants Shares, such financings shall not be for less than $2.50 per share without the prior written consent Warranties and Covenants of GCA. No shares of common stock are reserved for convertible debt (exclusive of the of Note(s)); and no shares of common stock are reserved for conversion of preferred stock, or for any other purpose.

               (d) Issuance of the Regent Shares, the Regent Warrants and the Regent Warrants Shares. The Regent Shares when issued upon conversion of the Note(s), the Regent Warrants, and the Regent Warrants Shares when issued upon the exercise of the Regent Warrants, have been duly authorized by all necessary corporate action and when delivered in accordance with the terms thereof, and pursuant to the Escrow Agreement will be validly issued and outstanding, fully paid and non-assessable.

               (e) Maintenance of Current Filer Status. Commencing from the First Traunch Closing Date until the earlier of (i) two years from the latter of the First Traunch Closing Date, or the last Second Traunch Closing, if any, or (ii) the resale by Purchaser(s) and/or Holder(s) of all of the Regent Shares, Regent Warrants or Regent Warrants Shares, and Late Delivery Shares, if any, Regent shall file all reports required to be filed under the Securities Exchange Act of 1934 in a timely manner and/or maintain the effectiveness of the Registration Statement with a current prospectus so that Purchaser(s) and/or Holder(s) during each and every trading day of such period are permitted to resell Regent Shares, Regent Warrants and Regent Warrants Shares and Late Delivery Escrow Shares, if any, without restriction. Any breach of this Section 15 (e) shall be subject to the provisions of Section 11 (b) regarding the reduction in the Conversion Price.

16. Repre-     GCA hereby makes the following  representations and warranties to
    senta-     the Company:
    tions and
    Warranties (a) Accredited Purchaser. GCA and any other Purchaser qualify as of GCA: an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

               (b) Organization, Good Standing and Power. GCA is a limited partnership organized, validly existing and in good standing under the laws of the State of New York and has the requisite power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

               (c) Authorization; Enforcement. GCA has the requisite power and authority to enter into and perform this Agreement and to purchase the Note(s), and the Regent Warrants in accordance with the terms hereof. The execution, delivery and performance of this Agreement by GCA and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action, and no further consent or authorization of GCA, its General Partner or its limited partner is required. This Agreement has been duly executed and delivered by GCA. This Agreement constitutes, or shall constitute when duly executed and delivered by all parties thereto, a valid and binding obligation of GCA enforceable against GCA in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

17. Closing:   (a) The closing of the First Traunch (First Traunch Closing Date)
               shall occur on or about March 31, 2001 provided Escrow Agent, on behalf of GCA and other Purchaser(s), has received (i) a legal opinion from Rod Johnson, Esq. and Jenkens & Gilchrist acceptable to GCA in its sole discretion in form and substance; (ii) unlegended certificates for the Escrow Shares; (iii) twelve (12) fully executed Notes which are blank as to issue date, amount and name of Purchaser; (iv) twelve (12) fully executed Regents
               Warrants forms, which are blank as to issue date, amount and name of Purchaser; and (v) a letter from Bank One, Texas, National
               Association permitting Regent to enter into this Agreement and to consummate the transactions contemplated hereby.

               (b) The closing(s) of the Second Traunch shall occur as soon as reasonably practicable after the giving of a Second Traunch Notice and the satisfaction of the conditions set forth in
               Section 5(c).

18. Binding    The parties  shall be legally  bound by the above terms and shall
    Agreement: execute  such  further  documents as may be required to implement the provisions of this Agreement, including without limitation the Note(s) and a Warrant Agreement.


Agreed to and Accepted by:

Regent Energy Corporation

By: /s/ John N. Ehrman                                         March 22, 2001
--------------------------------------------              ----------------------
   John N. Ehrman, J.D., S.P.E.                                    Date
   President


Generation Capital Associates

By: /s/ Latrobe J. Laidlaw                        as of  March 22, 2001
--------------------------------------------      ------------------------------
   Latrobe Laidlaw                                                 Date
   Director of Operations
                     SIGNATURES CONTINUED ON FOLLOWING PAGE

                     SIGNATURES CONTINUED FROM PREVIOUS PAGE






Other Purchasers


Scott W. Ryan
------------------------------------
            Name

/s/ Scott W. Ryan                               as of March 22, 2001
------------------------------------            --------------------
                                                       Date


Reconditioned Systems, Inc.                           March   , 2001
------------------------------------            ---------------------
            Name                                       Date


By: /s/ Dirk D. Anderson                        as of March 22, 2001
------------------------------------            -----------------------
    Dirk D. Anderson, CEO                              Date


Donald J. Zadeck
------------------------------------
         Name

/s/ Donald J. Zadeck                            as of March 22, 2001
------------------------------------            --------------------


Escrow Agent:

/s/ David A. Rapaport                           as of  March 22, 2001
-------------------------------------           --------------------
    David A. Rapaport                                   Date

                                    EXHIBIT A

                            JOINT ESCROW INSTRUCTIONS

Dated as of March 1, 2001

David A. Rapaport Esq.
333 Sandy Springs Circle, Suite 230
Atlanta, GA  30328

Dear Mr. Rapaport:

     As escrow agent for Regent Energy Corporation. (RGEY) and Generation Capital Associates (GCA), and other purchasers signatory hereto (Purchaser(s)) pursuant to a Financing Terms Agreement dated as of March 1, 2001 to which a copy of these Joint Escrow Instructions is attached (Agreement), you (Escrow Agent) are hereby authorized and directed to hold and disburse the Regent Shares, Regent Warrants, Regent Warrants Shares and Purchase Price funds delivered to the Escrow Agent pursuant to the terms of the Agreement (Escrow Property):

     1. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by RGEY, Purchaser(s), and the Escrow Agent.

     2. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, except for fraud, willful misconduct, or gross negligence, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be evidence of such good faith.

     3. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     4. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement, these Joint Escrow Instructions, or any documents or papers deposited or called for hereunder.

     5. The Escrow  Agent shall be  entitled  to employ  such legal  counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefore. The Escrow Agent has acted as legal counsel for GCA in connection with the Agreement and may continue to act as legal counsel for GCA, from time to time, notwithstanding its duties as Escrow Agent hereunder. Purchaser(s) and RGEY hereby waive any and all claims and allegations of conflict in relation to the Escrow Agent's continued representation of the GCA as its attorney.

     6. The Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the other parties to the Agreement.. In the event of any such resignation, RGEY and Purchaser(s) shall appoint a successor Escrow Agent.

     7. If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     8. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Escrow Property held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone, all or any part of the said Escrow Property until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the Escrow Property held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction in accordance with the applicable procedure therefore.

     9. RGEY and Purchaser(s) agree jointly and severally to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from fraud, gross negligence or willful misconduct of the Escrow Agent.

     10. In the event of any action or proceeding brought by any party against another under these Joint Escrow Instructions and/or the Agreement, the prevailing party or parties shall be entitled to recover all expenses incurred through the date of final collection, including without limitation, all attorneys' fees.

     11. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery, overnight courier, facsimile or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the addresses listed below their signature, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

     12. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of Georgia without giving effect to principles governing the conflicts of laws. A facsimile transmission of these instructions signed by the Escrow Agent shall be legal and binding on all parties hereto.

     13. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.



Regent Energy Corporation

/s/ John N. Ehrman
--------------------------------------------------------------
By:      John N. Ehrman, President

Regent Energy Corporation
650 North Sam Houston Parkway E., Suite 500
Houston, TX 77060
Tax I.D. 84-1034362
Tel: 281/931-3800
Fax: 281/272-2987
Email: playa@pdq.net

Purchaser(s):

Generation Capital Associates


By: /s/ Latrobe J. Laidlaw
    -------------------------------------------------
         Latrobe Laidlaw, Director of Operations

Generation Capital Associates
1085 Riverside Trace
Atlanta, GA  30328
Tax I.D. 13-3175117
Tel: 404/303-8450
Fax: 404/255-2218


Scott W. Ryan


/s/ Scott W. Rayn
-----------------------------------------------------

Scott W. Ryan
111 Presidential Blvd., Suite 246
Bala Cynwyd, PA 19004 Tax I.D.
Tel: 610/333-4477
Fax: 610/668-9307
Email: swryan@aol.com



                     SIGNATURES CONTINUED ON FOLLOWING PAGE

                     SIGNATURES CONTINUED FROM PREVIOUS PAGE



Reconditioned Systems, Inc.

By: /s/ Dirk D. Anderson
    ----------------------------------------------------------
          Dirk D. Anderson, Chief Executive Officer

Reconditioned Systems, Inc.
444 West Fairmont
Tempe, AZ 85282
Tax I.D. 86-0576290
Tel: 800/280-5000
Fax: 480/894-1907
Email:
       --------------------

Donald J. Zadeck

/s/ Donald J. Zadeck
--------------------------------------------

Donald J. Zadeck
504 Texas Street
Suite 300
Shreveport, LA  71101
Tax I.D. ###-##-####
Tel: 318/227-1330
Fax: 318/425-8432
Email:



Agreed to and accepted:

Escrow Agent

/s/ David A. Rapaport
-----------------------------------------------------
David A. Rapaport
333 Sandy Springs Circle
Suite 230
Atlanta, GA  30328
Tel: 404/257-9150
Fax: 404/257-9125
Email: drapaport@hcfmgmt.com